Exhibit Index
                                                      Appears on
                                                      Page 14-15


                                                      File No._____________




                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


         _______________________________________________________

                                 FORM S-8

                          REGISTRATION STATEMENT
                           UNDER THE SECURITIES
                                ACT OF 1933
                                    FOR
                           WESTVACO CORPORATION
                       SAVINGS AND INVESTMENT PLAN
                        FOR HOURLY PAID EMPLOYEES

        _________________________________________________________

                           WESTVACO CORPORATION
                         (a Delaware Corporation)
              (I.R.S. Employer Identification No. 13-1466285)
                              299 Park Avenue
                         New York, New York 10171

              (Name of issuer of the securities being offered
                         pursuant to the Plans and
              the address of its principal executive office)


       __________________________________________________________

            JOHN W. HETHERINGTON, VICE PRESIDENT AND SECRETARY
                           WESTVACO CORPORATION
                              299 Park Avenue
                         New York, New York 10171
                         Telephone - 212-688-5000

              (Name and address of agent for service for the employer and for the issuer of the securities)

                     CALCULATION OF REGISTRATION FEE FOR
                REGISTRATION STATEMENT - WESTVACO CORPORATION
                         SAVINGS AND INVESTMENT PLAN
                          FOR HOURLY PAID EMPLOYEES


          ________________________________________________________


          ________________________________________________________


                                Proposed     Proposed
Title of                        Maximum      Maximum
Securities      Amount          Offering     Aggregate         Amount of
to be           to be           Price        Offering          Registration
Registered      Registered      Per Share    Price             Fee
____________________________________________________________________________

Interests of    $20,000,000(a)  $42.25(b)    $14,000,000(d)    $4,827(e)
Plan
Participants

Westvaco Corp.   Approximately
Common Stock     473,372(c)
of the Par       shares
Value of $5.00
Per Share
____________________________________________________________________________

     (a) This figure represents the estimated maximum aggregate employee and employer contributions to the Plan for the five-year period between October 1, 1995 and October 1,
          2000.

     (b) This was the average of the high and low prices for Westvaco Common Stock on May 30, 1995 on the New York
          Stock Exchange-Composite Transactions.

     (c) Such indeterminate number of shares of Westvaco Corporation Common Stock as may be purchased for employees participating in the Plan whether purchased directly from Westvaco Corporation, on the open market or privately as set forth in the Plan, subject to adjustment for stock splits or other forms of recapitalization. This amount is computed by dividing $20,000,000(a) by $42.25(b).

     (d) This figure represents the estimated maximum aggregate employee contributions to the Plan for the five-year period between October 1, 1995 and October 1, 2000.

     (e)  This is one-twentyninth of one-percent of $14,000,000(d).

                                                        File No. _________


                           WESTVACO CORPORATION
                          SAVINGS AND INVESTMENT
                      PLAN FOR HOURLY PAID EMPLOYEES

(1) Interests of Participants in the Westvaco Corporation
    Savings and Investment Plan for Hourly Paid Employees.

(2) Indeterminate number of shares of Westvaco Corporation
    Common Stock of the par value of $5 per share for the Plan.

                    CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of:

(1)  PART I    -  Information Required in the Section 10(a) Prospectus
(2)  PART II   -  Information Required in the Registration Statement
(3)  EXHIBITS

                                  PART I

                INFORMATION REQUIRED IN THE SECTION 10(a)
                                PROSPECTUS

ITEM 1.   PLAN INFORMATION

     The Company shall deliver or cause to be delivered to each Plan Participant material information regarding the Plan and its operations that will enable Plan Participants to make an informed decision regarding investment in the Plan. This information shall include to the extent material to the particular Plan being described, but not be limited to, (a) General Plan Information, (b) Securities to be Offered, (c) Employees who May Participate in the Plan, (d) Purchase of Securities Pursuant to the Plan and Payment for Securities Offered, (e) Resale Restrictions, (f) Tax Effects of Plan Participation, (g) Investment of Funds, (h) Withdrawal from the Plan, Assignment of Interest, (i) Forfeitures and Penalties, and (j) Charges and Deductions and Liens Therefor.

ITEM 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

     The Company shall provide a written statement to Plan Participants advising them of the availability, without charge, upon written or oral request, of a copy of the documents incorporated by reference in ITEM 3 of
Part II of this Registration Statement. The statement also shall indicate the availability, without charge, upon written or oral request, of all documents required by Part I of this Registration Statement that then constitute part of the Section 10(a) prospectus.

     The Company shall deliver or cause to be delivered to all employees participating in the Plan (and other Plan Participants who request such information orally or in writing) who do not otherwise receive such material, copies of all reports, proxy statements and other communications distributed to its shareholders generally, provided that such material is sent or delivered no later than the time it is sent to shareholders.

     The Company shall deliver or cause to be delivered with the documents containing the information required by Part I of this Registration Statement, to each Plan Participant to whom such information is sent or given, a copy of the Company's Annual Report to security holders containing the information required by Rule 14a-3(b) under the Securities Exchange Act of 1934 for its latest fiscal year. If the latest fiscal year of the Company has ended within 120 days prior to the delivery of the document containing the information specified in Part I of this Registration Statement, the Annual Report for the preceding fiscal year may be so delivered, but within such 120 day period the Annual Report for the last fiscal year will be furnished to each such Plan Participant.

                                  PART II

            INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

   The following documents filed with the Securities and Exchange
Commission are incorporated herein by reference:

     a) The description of Common Stock of Westvaco Corporation contained in the Company's Registration Statement on Form 10, including any amendment or report filed for the purpose of updating such description, under the Securities Exchange Act of 1934.

     b) The latest Annual Report on Form 10-K of Westvaco Corporation for the fiscal year ended October 31, 1994.

     c) The latest Quarterly Report on Form 10-Q of Westvaco Corporation for the fiscal quarter ended January 31, 1995.

     d) All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Registration Statement and prior to the termination of the offering described herein shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.   DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5.   INTERESTS OF NAMED INDEPENDENT ACCOUNTANTS AND COUNSEL

     The legality of the shares and interests offered by this Prospectus and compliance of the Plan with ERISA have been passed upon for the Company by Thomas R. Long, Senior Vice President and General Counsel of Westvaco Corporation, 299 Park Avenue, New York, New York 10171, by a letter dated May 31, 1995. Mr. Long is the direct owner of shares of common stock of the Company. He is also the beneficial owner of shares of common stock of the Company held in trust under the Westvaco Corporation Savings and Investment Plan for Salaried Employees and the recipient of stock options, stock appreciation rights and limited stock appreciation rights granted by the Company.

     The financial statements incorporated by reference in this Registration Statement, which are included as portions of Westvaco's Annual Report on Form 10-K have been audited byPrice Waterhouse LLP, independent accountants, as stated in their report appearing therein.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

Article II, Section 14 of the Company's Bylaws provides as follows:

     "Each director, officer and employee, past or present, of the Corporation, and each person who serves or may have served at the request of the Corporation as a director, officer or employee of another corporation and their respective heirs, administrators and executors, shall be indemnified by the Corporation in accordance with, and to the fullest extent provided by, the provisions of the General Corporation Law of the State of Delaware as it may from time to time be amended. Each agent of the Corporation and each person who serves or may have served at the request of the Corporation as an agent of another corporation, or as an employee or agent of any partnership, joint venture, trust or other enterprise may, in the discretion of the Board of Directors, be indemnified by the Corporation to the same extent as provided herein with respect to directors, officers and employees of the Corporation."

In pertinent part, the Delaware Corporation Law provides:

     "A corporation shall have power to indemnify any person . . . by reason of the fact that he is or was a director, officer, employee or agent of the corporation . . . against expenses (including attorneys' fees), judgments, fines and amounts [paid in connection with any lawsuit], if he acted in good faith and in manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with regard to any criminal action or proceeding, had no reasonable cause to believe this conduct was unlawful . . ."

Accordingly, the effect of the Company's Bylaws and the applicable Delaware Corporation Law is that directors and officers are protected for actions taken in their respective Company capacities provided their conduct is taken in good faith and with a reasonable belief that it is not opposed to the Company's best interests, and with respect to criminal actions not believed to be unlawful.

The Company has purchased one or more insurance policies insuring officers and directors of the registrant against certain liabilities, including liabilities under the Securities Act of 1933, and insuring the registrant against any payment which it is obligated to make to such persons under the indemnification provisions of its Bylaws. The registrant has also entered into agreement with each of its officers and directors providing them with a right of indemnification.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM 8.   EXHIBITS

EXHIBIT 4 Instruments defining the rights of security holders, including indentures.

               (a) Restated Certificate of Incorporation for Westvaco Corporation dated December, 1989, previously filed as Exhibit 3b to the Company's Annual
                    Report on Form 10-K for the fiscal year ended
                    October 31, 1992, File No. 1-3013,
                    incorporated herein by reference.

              (b) Rights Agreement dated as of November 24, 1987 between Westvaco Corporation and Chemical
                   Bank (formerly Manufacturers Hanover Trust
                   Company) previously filed as Exhibit 1 to the Company's Form 8-A dated December 7, 1987, File No. 1-3013, incorporated herein by reference.

              (c) Amendment No. 1 to Rights Agreement, dated as of October 25, 1988, previously filed as
                   Exhibit 28(a) to the Company's Form 8-K dated
                   November 10, 1988, File No. 1-3013,
                   incorporated herein by reference.

              (d) Amendment No. 2 to Rights Agreement, dated as of October 24, 1989, previously filed as
                   Exhibit 4 to the Company's Form 8-K dated
                   October 24, 1989, File No. 1-3013,
                   incorporated herein by reference.

EXHIBIT 5     Opinion re legality.

              Opinion of Legal Counsel, Thomas R. Long, Esq., dated
              May 31, 1995.

EXHIBIT 15    Letter re unaudited interim financial information.

              None.

EXHIBIT 23    Consents of independent accountants and counsel.

              (a) Consent of Legal Counsel, Thomas R. Long, Esq., to refer to legal opinion, included in Exhibit 5.

              (b) Consent of independent accountants, Price Waterhouse LLP, dated May 31, 1995.

EXHIBIT 24    Powers of Attorney.

              Powers of Attorney dated May 23, 1995, signed by members of the Board of Directors of Westvaco
              (John C. Bierwirth, Samuel W. Bodman III, Walter H. Brown,

EXHIBIT 24    W. L. Lyons Brown, Jr., Thomas W. Cole, Jr.,
 (Cont'd) George E. Cruser, David L. Hopkins, Jr., David L. Luke III, John A. Luke, Jr., John A. Luke, Sr., William R. Miller, Katherine G. Peden and Richard A. Zimmerman) authorizing David L. Luke III, JohN A. Luke, Jr., George E. Cruser and John W. Hetherington to sign on their behalf in executing registration documents pertaining to this Plan.

EXHIBIT 28 Information from reports furnished to state insurance regulatory authorities.

              None.

EXHIBIT 99    Additional exhibits.

              Summary Plan Description for the Westvaco
              Corporation Savings and Investment Plan for Hourly
              Paid Employees.

ITEM 9.   UNDERTAKINGS

(a)  The Company hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement, to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's Annual Report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The Company hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                    SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, Westvaco Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 1st day of June, 1995.

                                           WESTVACO CORPORATION


                                           By/s/ John A. Luke, Jr.
                                                 John A. Luke, Jr.
                                                 President and Chief
                                                 Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

Principal Executive Officer:

/s/ John A. Luke, Jr.          President and Chief     June 1, 1995
    John A. Luke, Jr.          Executive Officer


Principal Financial Officer:

/s/ George E. Cruser           Senior Vice President   June 1, 1995
    George E. Cruser


Principal Accounting Officer:

/s/ John E. Banu               Comptroller             June 1, 1995
    John E. Banu


John C. Bierwirth            David L. Luke III    )
Samuel W. Bodman III         John A. Luke, Sr.    ) Constituting
Walter H. Brown              John A. Luke, Jr.    ) At Least A
W.L. Lyons Brown, Jr.        William R. Miller    ) Majority Of
Thomas W. Cole, Jr.          Katherine G. Peden   ) The Directors
George E. Cruser             Richard A. Zimmerman )
David L. Hopkins, Jr.



By/s/ John W. Hetherington
      John W. Hetherington
      Attorney-in-Fact                                 June 1, 1995

The Plan. Pursuant to the requirements of the Securities Act of 1933, the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees has duly caused this Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on this 1st day of June, 1995.


                                           WESTVACO CORPORATION
                                           SAVINGS AND INVESTMENT PLAN
                                           FOR HOURLY PAID EMPLOYEES


                                           By/s/ Robert J. Furnas
                                                 Robert J. Furnas
                                                 Chairman of Westvaco
                                                 Corporation Benefit Plans
                                                 Administration Committee

                                                  File No._____________




                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


          _______________________________________________________

                                 FORM S-8

                          REGISTRATION STATEMENT
                           UNDER THE SECURITIES
                                ACT OF 1933
                                    FOR
                           WESTVACO CORPORATION
                          SAVINGS AND INVESTMENT
                     PLAN FOR HOURLY PAID EMPLOYEES


        _________________________________________________________

                           WESTVACO CORPORATION
                         (a Delaware Corporation)
              (I.R.S. Employer Identification No. 13-1466285)
                              299 Park Avenue
                         New York, New York 10171

              (Name of issuer of the securities being offered
                         pursuant to the Plans and
              the address of its principal executive office)


        __________________________________________________________

            JOHN W. HETHERINGTON, VICE PRESIDENT AND SECRETARY
                           WESTVACO CORPORATION
                              299 Park Avenue
                         New York, New York 10171
                         Telephone - 212-688-5000

              (Name and address of agent for service for the employer and for the issuer of the securities)






                                     EXHIBITS

                                   EXHIBIT INDEX


Exhibit No.                      Description                    Page No.

   4(a)           Restated Certificate of Incorporation
                  for Westvaco Corporation dated
                  December, 1989, previously filed as
                  Exhibit 3b to the Company's Annual
                  Report on Form 10-K for the Fiscal
                  Year ended October 31, 1992, File
                  No. 1-3013, incorporated herein by
                  reference.

   4(b) Rights Agreement dated as of November 24, 1987 between Westvaco Corporation and Chemical Bank (formerly Manufacturers Hanover Trust Company) previously filed as Exhibit 1 to the Company's Form 8-A dated December 7, 1987, File
                  No. 1-3013, incorporated herein by reference.

   4(c) Amendment No. 1 to Rights Agreement, dated as of October 25, 1988, previously filed as
                  Exhibit 28(a) to the Company's Form 8-K dated
                  November 10, 1988, File No. 1-3013,
                  incorporated herein by reference.

   4(d) Amendment No. 2 to Rights Agreement, dated as of October 24, 1989, previously filed as
                  Exhibit 4 to the Company's Form 8-K dated
                  October 24, 1989, File No. 1-3013,
                  incorporated herein by reference.

   5              Opinion re legality by Thomas R. Long, Esq.         16
                  dated May 31, 1995.

   23(a)          Consent of Legal Counsel, Thomas R. Long, Esq.      16
                  to refer to legal opinion, included in
                  Exhibit 5.

   23(b)          Consent of independent accountants, Price           17
                  Waterhouse LLP, dated May 31, 1995.

   24(a)          Powers of Attorney dated May 23, 1995, signed       18-30
                  by members of the Board of Directors of Westvaco
                  (John C. Bierwirth, Samuel W. Bodman III,
                  Walter H. Brown, W.L. Lyons Brown, Jr.,
                  Thomas W. Cole, Jr., George E. Cruser,
                  David L. Hopkins, Jr., David L. Luke III,
                  John A. Luke, Jr., John A. Luke, Sr.,
                  William R. Miller, Katherine G. Peden and
                  Richard A. Zimmerman) authorizing
                  David L. Luke, III, John A. Luke, Jr.,

Exhibit No.                       Description                    Page No.

  24              George E. Cruser and John W. Hetherington
 (cont'd)         to sign on their behalf in executing
                  registration documents pertaining to
                  this Plan.

  99              Summary Plan Description for the Westvaco           31-72
                  Corporation Savings and Investment Plan for
                  Hourly Paid Employees.

                                                              EXHIBIT 5







                                                          May 31, 1995

Securities and Exchange Commission
450 Fifth Street
Washington, DC  20549

Dear Sir/Madam,

As General Counsel of Westvaco Corporation ("Westvaco"), I am familiar with the Westvaco Corporation Savings and Investment
Plan for Hourly Paid Employees ("Plan") and with the legal matters involving its adoption and implementation.

It is my opinion that the Plan has been validly authorized and adopted by Westvaco and that any shares of Westvaco Common Stock of the par value of $5 per share ("Westvaco Common Stock") issued or sold to the Trustee pursuant to the provisions of the Plan are legal shares, and have been validly issued, fully paid and non-assessable.

It is also my opinion that the interests of the members of the Plan in the assets of the Plan are lawful, valid and enforceable in accordance with the terms of the Plan.

It is my opinion that the Plan is subject to the requirements of the Employee Retirement Income Security Act of 1974
("ERISA") and that the provisions of the written documents constituting the Plan comply with the requirements of ERISA pertaining to such provisions.

I consent to the filing of this opinion letter as an exhibit to any registration statements under the Securities Act of 1933, or post-effective amendments thereto, registering Westvaco Common Stock and other interests of Plan members. I further consent to any reference to this opinion in any prospectus which is part of any such registration statement or post-effective amendment.

In addition to being General Counsel, I am a Senior Vice President of Westvaco. I also own Westvaco Common Stock and am the beneficial owner of Westvaco Common Stock purchased under the Westvaco Savings and Investment Plan for Salaried Employees and the recipient of stock options, stock appreciation rights and limited stock appreciation rights granted by the Company.

                                              Very truly yours,


                                              /s/ Thomas R. Long
                                                  Thomas R. Long
                                                  Senior Vice President
                                                  and General Counsel

TRL:EPM

                                                          EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 17, 1994 which appears on page 33 of the 1994 Annual Report to Shareholders of Westvaco Corporation, which is incorporated by reference in Westvaco Corporation's Annual Report on Form 10-K for the year ended October 31, 1994. We also consent to incorporation by reference of our report on the Financial Statement Schedules, which appears on Page IV-3 of such Annual Report on Form 10-K.


Price Waterhouse LLP


1177 Avenue of the Americas
New York, New York

May 31, 1995

                                                              EXHIBIT 24

                                 POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                   /s/ John C. Bierwirth
                                       John C. Bierwirth

In the presence of:


/s/ Thomas R. Long

                              POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                   /s/ Samuel W. Bodman III
                                       Samuel W. Bodman III

In the presence of:


/s/ Thomas R. Long

                                  POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                   /s/ Walter H. Brown
                                       Walter H. Brown

In the presence of:


/s/ Thomas R. Long

                                 POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                   /s/ George E. Cruser
                                       George E. Cruser

In the presence of:


/s/ Thomas R. Long

                                 POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                   /s/ David L. Luke III
                                       David L. Luke III

In the presence of:


/s/ Thomas R. Long

                                 POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                   /s/ John A. Luke, Jr.
                                       John A. Luke, Jr.

In the presence of:


/s/ Thomas R. Long

                                  POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                    /s/ John A. Luke, Sr.
                                        John A. Luke, Sr.

In the presence of:


/s/ Thomas R. Long

                                 POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                    /s/ William R. Miller
                                        William R. Miller

In the presence of:


/s/ Thomas R. Long

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Salaried Employees, and the securities issued thereunder, as well as securities issued under the Company's Dividend Reinvestment Plan and any of the Company's Stock Option and Stock Appreciation Rights Plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                   /s/ Katherine G. Peden
                                       Katherine G. Peden

In the presence of:


/s/ Thomas R. Long

                                POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                    /s/ Richard A. Zimmerman
                                        Richard A. Zimmerman

In the presence of:


/s/ Thomas R. Long

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                   /s/ David L. Hopkins, Jr.
                                       David L. Hopkins, Jr.

In the presence of:


/s/ Thomas R. Long

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                   /s/ Thomas W. Cole, Jr.
                                       Thomas W. Cole, Jr.

In the presence of:


/s/ Thomas R. Long

                                 POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both an officer and a director of WESTVACO CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID L. LUKE III, JOHN A. LUKE, JR., JOHN W. HETHERINGTON and GEORGE E. CRUSER, and each of them, with full power of substitution, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which such attorneys and agents may deem necessary or advisable (1) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and re-quirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Westvaco Corporation Savings and Investment Plan for Hourly Paid Employees, and the securities issued thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to a Registration Statement, and any amendment thereto, filed with the Securities and Exchange Commission in respect of such securities and to any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement, or any such amendment; and (2) to register or qualify such securities for offering, issue or sale under the securities or blue sky laws of such states as may be required, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, for and on behalf of the undersigned, the name of the undersigned as officer or director or both of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or blue sky laws, for the purpose of so registering or qualifying such securities for offering, issue or sale; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue thereof.

  IN WITNESS WHEREOF, the undersigned has subscribed this Power of Attorney this 23rd day of May, 1995.




                                   /s/ W. L. Lyons Brown, Jr.
                                       W. L. Lyons Brown, Jr.

In the presence of:

/s/ Thomas R. Long